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                                                                   Exhibit 10.16

        Amendments to Benefit Equalization Plan of U.S. Trust Corporation
               As Amended and Restated effective January 1, 1997

      RESOLVED that Section 10(f)(v) of the Plan is hereby amended effective April 28, 1998 by replacing the reference to "15 days" with "2 business days".

      RESOLVED that Section 11(c) and (d) of the Plan is hereby amended effective January 1, 1998 by replacing the reference to "10 annual installments" with "5, 10 or 15 annual installments".